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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  February 26, 2003


              Prudential Securities Secured Financing Corporation

            (Exact Name of Registrant as Specified in Its Charter)

Delaware                                             333-42858                          13-3411414
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(State or Other Jurisdiction                         (Commission                        (IRS Employer
of Incorporation)                                    File Number)                       Identification No.)


One New York Plaza, New York, New York                                                    10292
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(Address of Principal Executive Offices)                                                (Zip Code)


Registrant's telephone number, including area code  (212) 778-1244
                                                    --------------


         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
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     It is expected that during March 2003, a single series of certificates, expected to be entitled Prudential Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2003-PWR1 (the "Certificates"), will be issued. It is expected that certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-42858) and sold to Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Brokerage Services, LLC and CIBC World Markets Corp. (the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") to be entered into by and between the Registrant and the Underwriters.

     In connection with the expected sale of the Underwritten Certificates, the Underwriters have advised the Registrant that they have furnished to prospective investors certain information attached hereto as Exhibit 99.1 and
Exhibit 99.2 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

     The Computational Materials and ABS Term Sheets attached hereto have been prepared and provided to the Registrant by the Underwriters. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.


Item 7.  Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired:
     -------------------------------------------

          Not applicable.

(b)  Pro forma financial information:
     -------------------------------

          Not applicable.

(c)  Exhibits:
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Exhibit No.    Description



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

99.1 Computational Materials and ABS Term Sheets prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

99.2 Computational Materials and ABS Term Sheets prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated.



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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   February 26, 2003


                                      PRUDENTIAL SECURITIES SECURED
                                         FINANCING CORPORATION


                                         By:    /s/ Duane H. Tucker
                                             --------------------------
                                         Name:  Duane H. Tucker
                                         Title: Senior Vice President



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

                                 EXHIBIT INDEX

          The following exhibits are filed herewith:


Exhibit No.
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99.1    Computational Materials and ABS Term Sheets prepared by Merrill
        Lynch, Pierce, Fenner & Smith Incorporated.

99.2 Computational Materials and ABS Term Sheets prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated.



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